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                                                              EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-59463, No. 333-52319, No. 33-93084, and No.
33-86588) of Bush Boake Allen Inc. of our report dated January 28, 2000, relating to the financial statements appearing on page 34 of the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
March 16, 2000